Rule 497(e)
                                                              File Nos. 2-75503
                                                                      811-03364
                             Maxim Series Fund, Inc.

                      Supplement dated December 17, 2002 to
                          Prospectus dated May 1, 2002

       Maxim Stock Index Portfolio          Maxim Growth Index Portfolio
       Maxim Index European Portfolio       Maxim Index 600 Portfolio
       Maxim Index Pacific Portfolio        Maxim Index 400 Portfolio
       Maxim Value Index Portfolio


Barclays Global Fund Advisors ("Barclays") currently serves as sub-adviser to the Maxim Equity Index Portfolios: Maxim Stock Index, Maxim Growth Index, Maxim Index European, Maxim Index 600, Maxim Index Pacific, Maxim Index 400 and Maxim Value Index Portfolios. Barclays has given notice to Maxim Series Fund, Inc. (the "Fund") and GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), the Fund's investment adviser, of its intention to resign as sub-adviser to the Maxim Equity Index Portfolios in the first quarter of 2003. Barclays will continue to provide all sub-advisory services for the Maxim Equity Index Portfolios until such time as a replacement sub-adviser has been selected and all necessary arrangements have been made to transition the sub-advisory services. At this time, the Fund and MCM are engaged in the selection process for a replacement sub-adviser for the Maxim Equity Index Portfolios.


            This supplement should be retained for future reference.